Exhibit 24.1

                             MOBIL CORPORATION

                             POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of Mobil Corporation, a Delaware Corporation, hereby constitutes and appoints CAROLINE M. DEVINE, WALTER R. ARNHEIM, GORDON G. GARNEY and ROBERT C. MUSSER his or her true and lawful attorneys-in-fact and agents to execute in his or her name and capacity and to act on behalf of this Corporation as true and lawful attorneys-in-fact and agents, each of such persons having full power to act without the others, in any and all capacities, to sign and to file with the Securities and Exchange
Commission, Washington, D.C., registration statements on Form S-8 or any other appropriate form, including amendments or post-effective amendments to any such registration statements, with all exhibits thereto, and any and all other documents in connection therewith, in connection with registrations under the Securities Act of 1933, as amended, relating to the various employee benefit plans of this Corporation or any subsidiary, whether directly or indirectly owned, including without limitation,the following:
     1995 MOBIL INCENTIVE COMPENSATION AND STOCK OWNERSHIP PLAN
     1991 MOBIL INCENTIVE COMPENSATION AND STOCK OPTION PLAN
     1986 MOBIL INCENTIVE COMPENSATION AND STOCK OPTION PLAN
     1981 MOBIL INCENTIVE COMPENSATION AND STOCK OPTION PLAN
     1976 MOBIL INCENTIVE COMPENSATION PLAN

and any and all interests in such Plans and shares of the Common Stock, par value $2.00 per share, of Mobil Corporation which may be offered or sold thereunder, as described in said registration statements.

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     AND FURTHER, that each of the undersigned directors and/or officers of the
Corporation hereby grants to said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts and things essential and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person in connection with the proper exercise of the powers granted hereunder.

     IN WITNESS WHEREOF, the undersigned as directors and/or officers of said Mobil Corporation or as individuals, have hereunto set their hands and seals as of the 28th day of July, 1995.

                           /s/ Lucio A. Noto
NAME AND TITLE           _________________________________________
                         Lucio A. Noto, Director, Chairman of the
                         Board and Chief Executive Officer

                         /s/ Thomas C. DeLoach, Jr.
NAME AND TITLE           __________________________________________
                         Thomas C. DeLoach, Jr., Senior Vice President
                         and Chief Financial Officer

                         /s/ Robert C. Musser
NAME AND TITLE           __________________________________________
                         Robert C. Musser, Controller, Principal
                         Accounting Officer

                         /s/ Lewis M. Branscomb
NAME AND TITLE           ___________________________________________
                         Lewis M. Branscomb, Director

                         /s/ Donald V. Fites
NAME AND TITLE           ___________________________________________
                         Donald V. Fites, Director

                         /s/ Charles A. Heimbold, Jr.
NAME AND TITLE           ___________________________________________
                         Charles A. Heimbold, Jr., Director


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                         /s/ Paul J. Hoenmans
NAME AND TITLE           ___________________________________________
                         Paul J. Hoenmans, Director

                         /s/ Allen F. Jacobson
NAME AND TITLE           ___________________________________________
                         Allen F. Jacobson, Director, Member of the
                         Management Compensation and Organization Committee

                         /s/ Samuel C. Johnson
NAME AND TITLE           ___________________________________________
                         Samuel C. Johnson, Director, Member of the
                         Management Compensation and Organization Committee

                         /s/ Helene L. Kaplan
NAME AND TITLE           ___________________________________________
                         Helene L. Kaplan, Director, Member of the
                         Management Compensation and Organization Committee

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                         /s/ J. Richard Munro
NAME AND TITLE           ___________________________________________
                         J. Richard Munro, Director, Member of the
                         Management Compensation and Organization Committee

                         /s/ Aulana L. Peters
NAME AND TITLE           ___________________________________________
                         Aulana L. Peters, Director

                         /s/ Eugene A. Renna
NAME AND TITLE           ___________________________________________
                         Eugene A. Renna, Director

                         /s/ Charles S. Sanford, Jr.
NAME AND TITLE           ___________________________________________
                         Charles S. Sanford, Jr., Director, Member of the
                         Management Compensation and Organization Committee

                         /s/ Robert G. Schwartz
NAME AND TITLE           ___________________________________________
                         Robert G. Schwartz, Director, Member of the
                         Management Compensation and Organization Committee

                         /s/ Robert O. Swanson
NAME AND TITLE           ___________________________________________
                         Robert O. Swanson, Director